EXECUTION VERSION
INCREMENTAL FACILITY ACTIVATION NOTICE, NEW LENDER SUPPLEMENT AND
AMENDMENT TO CREDIT AGREEMENT
This INCREMENTAL FACILITY ACTIVATION NOTICE, NEW LENDER SUPPLEMENT AND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of August 16, 2021, is by and among SPX FLOW, Inc., a Delaware corporation (the “Parent Borrower”), JPMorgan Chase Bank, N.A. (the “New Lender”), Bank of America, N.A., in its capacity as the Administrative Agent, each Issuing Lender, and the Swingline Lender. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings provided for such terms in the Credit Agreement (as defined below).
R E C I T A L S
WHEREAS, the Parent Borrower is party to that certain Second Amended and Restated Credit Agreement, dated as of August 3, 2021 (as amended, restated, amended and restated, supplemented, increased, extended, and/or otherwise modified from time to time, the “Credit Agreement”), by and among the Parent Borrower, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto, the FCI Issuing Lenders from time to time party thereto, Deutsche Bank AG Deutschlandgeschäft Branch, as the Foreign Trade Facility Agent, and Bank of America, N.A., as the Administrative Agent;
WHEREAS, pursuant to Section 2.1(b) of the Credit Agreement, (a) the Parent Borrower is permitted to increase the Commitments in respect of any of the Facilities by executing and delivering to the Administrative Agent an Incremental Facility Activation Notice and otherwise satisfying the conditions specified in the Credit Agreement for increasing the Commitments in respect of any of the Facilities, and (b) any additional bank, financial institution or other entity which elects to become a Lender in connection with the making of any additional Commitment shall execute a New Lender Supplement; and
WHEREAS, pursuant to Section 9.2(c)(ii) of the Credit Agreement, the Credit Agreement and the other Loan Documents may be amended in connection with increases in the Commitments pursuant to Section 2.1(b) of the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the parties hereto hereby agree as follows:
A G R E E M E N T
1.    Incremental Facility Activation Notice. The Parent Borrower and the New Lender hereby notify the Administrative Agent that:
(a)    the New Lender agrees to provide (i) a Domestic Revolving Commitment in the amount of $10,909,090.92, (ii) a Global Revolving Commitment in the amount of $16,363,636.36, and (iii) a DDTL Commitment in the amount of $22,727,272.72 (the provision by the New Lender of the Commitments referenced in this Section 1(a) being referred to herein as the “Increase”); and
(b)    the effective date for the Increase is August 16, 2021 (the “August 2021 Increase Effective Date”).
2.    Certifications in Connection with the Increase. The undersigned Chief Financial Officer of the Parent Borrower certifies as follows:
(a)    I am the duly elected, qualified and acting Chief Financial Officer of the Parent Borrower.
(b)    I have reviewed and am familiar with the contents of this Agreement.

(c)    I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made, or caused to be made under my supervision, a review, in reasonable detail, of the transactions and condition of the Parent Borrower during the accounting period ended July 3, 2021. Such review did not disclose the existence during or at the end of such accounting period, and I have no knowledge of the existence, as of the August 2021 Increase Effective Date, of any Default or Event of Default, both on the August 2021 Increase Effective Date and after giving effect on a Pro Forma Basis to the Increase.
(d)    Attached hereto as Attachment 1 are the computations showing that (i) the aggregate initial principal amount of the Increase does not exceed the Incremental Amount as of the August 2021 Increase Effective Date, and (ii) after giving effect on a Pro Forma Basis to the Increase (and assuming for such purpose that the Increase is fully drawn), the Parent Borrower is in compliance with the financial covenants contained in Section 6.1 (Financial Condition Covenants) of the Credit Agreement as of the last day of the period of four (4) consecutive fiscal quarters of the Parent Borrower ended on July 3, 2021.
3.    Amendments to Credit Agreement. In connection with the Increase, and in reliance on Section 9.2(c)(ii) of the Credit Agreement, the Credit Agreement is amended as follows:
(a)    In Section 1.1 of the Credit Agreement:
(i)    the definition of “DDTL Commitment” is amended and restated in its entirety to read as follows:
“DDTL Commitment” shall mean, as to each Lender, its obligation to make its portion of the Delayed Draw Term Loan to the Parent Borrower during the DDTL Availability Period pursuant to Section 2.1(f), in the principal amount set forth opposite such Lender’s name on Schedule 1.1A as such Lender’s “DDTL Commitment”. The aggregate principal amount of the DDTL Commitments of all of the Lenders, as in effect on the August 2021 Increase Effective Date, is THREE HUNDRED MILLION DOLLARS ($300,000,000.00).
(ii)    the definition of “Domestic Revolving Commitment” is amended and restated in its entirety to read as follows:
“Domestic Revolving Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Domestic Revolving Loans, and to acquire participations in Financial Letters of Credit and Swingline Loans, hereunder, as such commitment may be changed from time to time pursuant to this Agreement. The initial Domestic Revolving Commitment of each Lender on the Effective Date is set forth opposite the name of such Lender on Schedule 1.1A as such Lender’s “Domestic Revolving Commitment”, or in the Assignment and Assumption or other agreement pursuant to which such Lender becomes a party hereto after the Effective Date, as applicable. The aggregate amount of the Domestic Revolving Commitments, as of the August 2021 Increase Effective Date, is TWO HUNDRED MILLION DOLLARS ($200,000,000.00).
(iii)    the definition of “Global Revolving Commitment” is amended and restated in its entirety to read as follows:
“Global Revolving Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Global Revolving Loans, and to acquire participations in Non-Financial Letters of Credit, hereunder, as such commitment may be changed from time to time pursuant to this Agreement. The initial Global Revolving Commitment of each Lender on the Effective Date is set forth opposite the name of such Lender on Schedule 1.1A as such Lender’s “Global Revolving Commitment”, or in the Assignment and

Assumption or other agreement pursuant to which such Lender becomes a party hereto after the Effective Date, as applicable. The aggregate amount of the Global Revolving Commitments, as of the August 2021 Increase Effective Date, is THREE HUNDRED MILLION DOLLARS ($300,000,000.00).
(iv)    the following new definition is added in the appropriate alphabetical order:
“August 2021 Increase Effective Date” means August 16, 2021.
(b)    Schedule 1.1A to the Credit Agreement is amended to add the Domestic Revolving Commitment, the Global Revolving Commitment and the DDTL Commitment (and, in each case, the corresponding Applicable Percentages) of the New Lender. An amended Schedule 1.1A is attached hereto.
4.    New Lender Supplement.
(a)    The New Lender agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the August 2021 Increase Effective Date, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with (i) a Domestic Revolving Commitment in the amount of $10,909,090.92, (ii) a Global Revolving Commitment in the amount of $16,363,636.36, and (iii) a DDTL Commitment in the amount of $22,727,272.72.
(b)    The New Lender: (i) represents and warrants that it is legally authorized to enter into this Agreement; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 3.4 (Financial Condition; No Material Adverse Change) of the Credit Agreement, copies of the most recent financial statements delivered pursuant to Section 5.1 (Financial Statements and Other Information) of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) agrees that it has made and will, independently and without reliance upon the Administrative Agent, the Foreign Facility Trade Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent and the Foreign Trade Facility Agent, as applicable, to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent or the Foreign Facility Trade Agent, as applicable, by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including if it is a Non-U.S. Lender, its obligation pursuant to Section 2.19(e) of the Credit Agreement.
(c)    The address of the New Lender for notices for the purposes of the Credit Agreement is as set forth in the Administrative Questionnaire delivered to the Administrative Agent.
5.    Effectiveness of this Agreement. This Agreement will become effective on the August 2021 Increase Effective Date upon satisfaction of the following conditions precedent:
(a)    receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Parent Borrower, the New Lender, the Administrative Agent, each Issuing Lender, and the Swingline Lender; and
(b)    receipt by the Administrative Agent of completed “life of loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property existing as of the August 2021 Increase Effective Date (together with a notice about special flood hazard area status and flood disaster assistance duly executed by each Loan Party relating thereto).
6.    Miscellaneous.
(a)    This Agreement shall constitute an Incremental Facility Activation Notice, a New Lender Supplement, and a Loan Document.
(b)    To the extent necessary, the Parent Borrower hereby agrees to (i) prepay any Domestic Revolving Loans outstanding on the August 2021 Increase Effective Date to the extent necessary to keep the outstanding Domestic Revolving Loans ratable with the revised Domestic Revolving Commitments arising from the Increase, and (ii) prepay any Global Revolving Loans outstanding on the August 2021 Increase Effective Date to the extent necessary to keep the outstanding Global Revolving Loans ratable with the revised Global Revolving Commitments arising from the Increase.
(c)    Subject to Section 9.16 of the Credit Agreement, this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into .pdf), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.
(d)    This Agreement shall be construed in accordance with, and governed by the law of, the State of New York. The provisions of Section 9.9(b), Section 9.9(c) and Section 9.12 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such provisions.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned have caused a counterpart of this Agreement to be duly executed by its below respective duly authorized officer as of the day and year first written above.
PARENT BORROWER:            SPX FLOW, INC.,
a Delaware corporation
By:    /s/ Jaime M. Easley
Name:    Jaime M. Easley
Title:    Vice President, Chief Financial Officer and Treasurer

Signature Page to Incremental Facility Activation Notice, New Lender Supplement and Amendment to Credit Agreement (SPX FLOW, Inc.)

NEW LENDER:                JPMORGAN CHASE BANK, N.A.,
as the New Lender
By:    /s Kody J. Nerios
Name:    Kody J. Nerios
Title:    Authorized Officer

Signature Page to Incremental Facility Activation Notice, New Lender Supplement and Amendment to Credit Agreement (SPX FLOW, Inc.)

CONSENTED TO AND ACCEPTED:
BANK OF AMERICA, N.A.,
as the Administrative Agent
By:    /s/ Anthony W. Kell
Name:    Anthony W. Kell
Title:    Vice President

Signature Page to Incremental Facility Activation Notice, New Lender Supplement and Amendment to Credit Agreement (SPX FLOW, Inc.)

CONSENTED TO AND ACCEPTED:
BANK OF AMERICA, N.A.,
as an Issuing Lender and the Swingline Lender
By:    /s/ Stephen J. D’Elia
Name:    Stephen J. D’Elia
Title:    Vice President

Signature Page to Incremental Facility Activation Notice, New Lender Supplement and Amendment to Credit Agreement (SPX FLOW, Inc.)

CONSENTED TO AND ACCEPTED:
DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT BRANCH,
as an Issuing Lender
By:    /s/ Ulrich Schmitz
Name:    Ulrich Schmitz
Title:    Vice President
By:    /s/ Marcus Kaht
Name:    Marcus Kaht
Title:    Vice President

Signature Page to Incremental Facility Activation Notice, New Lender Supplement and Amendment to Credit Agreement (SPX FLOW, Inc.)